UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Amendment: October 25, 2005

Date of Report being amended (date of earliest event reported): October 24, 2005

SANMINA-SCI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21272	77-0228183
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 North First Street

San Jose, California 95134

(Address of principal executive offices)

(408) 964-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On October 24, 2005, Sanmina-SCI Corporation (the “Company”) filed a report on Form 8-K related to the departure of Randy Furr, its President and Chief Operating Officer and a member of the Company’s Board of Directors.  The text of Exhibit 99.1 was inadvertently omitted from such report.  This amendment is being filed to provide such text.  For ease of reference, the text of the original report is provided here in its entirety.

TABLE OF CONTENTS

ITEM 5.02 Departure of Directors or Principal Officers
SIGNATURE

ITEM 5.02 Departure of Directors or Principal Officer

On October 24, 2005, Sanmina-SCI Corporation (the “Company”) announced that Randy Furr, President and Chief Operating Officer and a member of the Company’s Board of Directors, is leaving the Company for personal and family reasons.  Mr. Furr has served as the Company’s President and COO since March 1996 and joined the Company as Chief Financial Officer in August 1992.  Mr. Furr has also resigned as a member of the Company’s board of directors.

For more information refer to attached exhibit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SANMINA-SCI CORPORATION

By:

/s/ David L. White
David L. White
Executive Vice President and
Chief Financial Officer

Date: October 25, 2005